SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report April 3, 2001
                                        -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
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     Our news release dated April 3, 2001 concerning U.S. retail sales of Ford vehicles in March 2001 and our North American Production and Overseas Sales schedule dated April 3, 2001, filed as Exhibits 20 and 99, respectively, to this report, are incorporated by reference herein.

     As shown in our North American Production and Overseas Sales schedule dated April 3, 2001, total North American production for the second quarter of 2001 is planned at 1,230,000 units, which is down by 20,000 units from last month's planned second quarter North American production. The decline is primarily the result of eliminating, in April 2001, one of three shifts at our Michigan Truck Plant at which our Ford Expedition and Lincoln Navigator models are produced.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 20            News Release dated
                      April 3, 2001                      Filed with this Report

Exhibit 99            North American Production and
                      Overseas Sales schedule dated
                      April 3, 2001                      Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  April 3, 2001                    By: /s/Peter Sherry, Jr.
                                               ---------------------------
                                               Peter Sherry, Jr.
                                               Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated April 3, 2001

Exhibit 99            North American Production and
                      Overseas Sales schedule dated
                      April 3, 2001